UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2008

DEER VALLEY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Florida	000-05388	20-5256635
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3111 West Dr. Martin Luther King Blvd., Suite 100, Tampa, Florida 33607

(Address of principal executive offices) (Zip code)

(813) 885-5998

(Registrant’s Telephone Number, Including Area Code)

4218 W. Linebaugh Avenue, Tampa, FL 33624

(Former name or former address, if changed since last report)

Check the appropriate box below of the Form 8-K if the filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Unless otherwise indicated or the context otherwise requires, all references below in this Report on Form 8-K to “we,” “us” and the “Company” are to Deer Valley Corporation, a Florida corporation, together with its wholly-owned subsidiary Deer Valley Homebuilders, Inc., an Alabama corporation.

Item 2.02	Results of Operations and Financial Condition

On November 10, 2008, the Company issued a press release disclosing information concerning its results of operations for its recently completed fiscal quarter ending on September 30, 2008.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	PRESS RELEASE: Deer Valley Corporation Increases Modular Town Home Shipments and Reports Continued Profitable Operations through the Third Quarter 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEER VALLEY CORPORATION

By:	/s/ Charles G. Masters
Name:	Charles G. Masters
Title:	Chief Executive Officer
Dated:	November 10, 2008